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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                 January 24, 1994



                              Hecla Mining Company

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             (Exact name of registrant as specified in its charter)



                                    Delaware

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                 (State or other jurisdiction of incorporation)


               1-8491                                     82-0126240

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        (Commission File Number)         (IRS Employer Identification No.)


        6500 Mineral Drive
        Coeur d'Alene, Idaho                              83814-8788

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        (Address of principal executive offices)          (Zip Code)



                                 (208) 769-4100

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                        (Registrant's Telephone Number)





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Item 5.  Other Events.

         On January 24, 1994, the Registrant sold its entire share holdings in Granduc Mines Limited, a Vancouver, British Columbia, Canada based company, by selling two million (2,000,000) shares to Conwest Exploration Company Limited and eight hundred fifteen thousand, three hundred thirty (815,330) shares to Jascan Resources Inc., both of which are Toronto, Ontario, Canada based companies.


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              HECLA MINING COMPANY




                                              By /s/ Nathaniel K. Adams
                                                -------------------------------
                                                Name:  Nathaniel K. Adams
                                                Title: Attorney and Assistant
                                                            Secretary


Dated:  January 25, 1994





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